UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

P & F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 Par Value	PFIN	NASDAQ

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 22, 2019, P&F Industries, Inc. (the “Registrant”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders (i) elected two (2) directors, each to a term that expires at the 2022 annual meeting of stockholders and until their successors are duly elected and qualified, (ii) ratified the appointment of CohnReznick LLP as the Registrant’s independent registered public accounting firm for the year 2019, (iii) approved an advisory (non-binding) resolution regarding the compensation of the Registrant’s named executive officers and (iv) voted in favor of the Registrant holding an advisory (non-binding) vote on the compensation of the named executive officers each year. Set forth below are the final voting results for each of the proposals:

1.	Election of directors:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Howard Brod Brownstein	2,463.575	86,493	503,746
Richard A. Horowitz	2,483,606	66,462	503,746

2.	Proposal to ratify the appointment of CohnReznick LLP as the Registrant’s independent registered public accounting firm for the year 2019:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,042,009	9,498	2,307	Not applicable

3.	Proposal to approve an advisory (non-binding) resolution regarding the compensation of the Registrant’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,807,563	740,022	2,483	503,746

4.	Proposal with respect to an advisory (non-binding) vote on the frequency of the Registrant’s inclusion of an advisory vote regarding the compensation of its named executive officers in its future proxy statements for stockholder consideration:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
2,260,329	3,764	73,107	6,959	503,746

The Registrant’s Board of Directors decided that the Registrant will hold an advisory (non-binding) vote on the compensation of the named executive officers each year until it holds the next advisory (non-binding) vote on the frequency of named executive compensation. This decision was based in part on a majority of votes cast being voted in favor of this choice of frequency at the Annual Meeting. Pursuant to Securities and Exchange Commission regulations, the Registrant is required to hold such votes on frequency at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: May 24, 2019
	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President,
Chief Operating Officer and
Chief Financial Officer